UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 26, 2010
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (972) 490-9600
Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
On January 26, 2010, Ashford Hospitality Trust, Inc. (the “Company”) issued a press release announcing certain tax reporting information related to its 2009 common and preferred dividends. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMTENTS AND EXHIBITS

Exhibit
Number

99.1	Press Release of the Company, dated January 26, 2010, furnished under Item 7.01, announcing tax reporting information related to its 2009 dividends.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 26, 2010

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Legal Officer